SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

Penwest Pharmaceuticals Co.
(Exact name of registrant as specified in charter)

Washington	000-23467	91-1513032
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11	06810-5120
Danbury, Connecticut
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 736-9378

(Former name or former address, if changed since last report)

Item 7.    Exhibits

Exhibit No.	Description

99.1	Press release issued by Penwest Pharmaceuticals Co. on July 28, 2004.

Item 12.    Results of Operations and Financial Condition

     On July 28, 2004, Penwest Pharmaceuticals Co. announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004	PENWEST PHARMACEUTICALS CO.

	By:	/s/ Jennifer L. Good Jennifer L. Good Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Penwest Pharmaceuticals Co. on July 28, 2004.